Exhibit 99.1

Ensuring our Clients and Our Institution Succeed Boldly Listed as ESQ Esquire Financial Holdings, Inc. (Financial Holding Company for Esquire Bank, N.A.) 2Q 2021 Investor Presentation Exhibit 99.1

Forward Looking Disclosure This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are not historical fact and express management’s current expectations, forecasts of future events or long-term goals and, by their nature, are subject to assumptions, risks and uncertainties, many of which are beyond the control of the Company. These statements are may be identified through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “attribute,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “goal,” “target,” “outlook,” “aim,” “would,” “annualized” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements speak only as of the date they are made and are inherently subject to uncertainties and changes in circumstances, including those described under the heading “Risk Factors” in the Company’s 10-K and 10-Q, filed with the Securities and Exchange Commission (“SEC”). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. Actual results could differ materially from those indicated. The Company undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. The forward-looking statements speak as of the date of this presentation. The delivery of this presentation shall not, under any circumstances, create any implication there has been no change in the affairs of the Company after the date hereof. This presentation includes industry and market data that we obtained from periodic industry publications, third-party studies and surveys. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. Although we believe the industry and market data to be reliable as of the date of this presentation, this information could prove to be inaccurate. Industry and market data could be wrong because of the method by which sources obtained their data and because information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. In addition, we do not know all of the assumptions regarding general economic conditions or growth that were used in preparing the forecasts from the sources relied upon or cited herein. 2

Ensuring that our Company and clients succeed boldly with innovative products and technology, driving client success through relationship banking Our Mission

 Expertise in the litigation market for 14+ years  Client centric – relationship banking with a single point of contact  Unique products and services tailored to client’s needs  Strong underwriting and excellent commercial credit metrics How Our Clients Succeed Boldly  Expertise in sales, risk, and compliance management for 25+ years  Independent Sales Organization (“ISO”) model  Support multiple processing platforms  Strong growth and stable payment processing fee income - Compound Annual Growth Rate (“CAGR”) of 62% since 2017  Relationship based commercial real estate lending with a focus on multi-family  Selective process and prudent growth  Personal Banking tailored to our unique markets – full suite of online and mobile banking products  A digital-first bank with best-in-class technology fueling future growth and industry leading client retention rates  Customized and fully integrated Customer Relationship Management (“CRM”) for excellence in client service and operational efficiency  Investments made in artificial intelligence (“AI”) to facilitate precision marketing and client acquisition across our national verticals A Branchless Financial Institution with Innovative Technology and Industry Leading Returns Litigation Commercial Banking Nationally Commercial Real Estate (“CRE”) Lending & Personal Banking NY Metro Area / Focused on Unique Verticals Payment Processing (Merchant Services) Small Business Banking Nationally Technology A Catalyst for Strong Growth 4

Financial Highlights How Esquire Succeeds Boldly Key Highlights  Industry leading returns from our unique national business models  Stable payment processing fee income – noninterest income totaled 34% of revenue at June 30, 2021  Branchless low-cost deposits with a cost of funds of 0.09% at June 30, 2021 *  Book value per share and equity to assets are $17.20 and 12.73% at June 30, 2021, respectively  Raymond James’ #1 Top Performing Community Bank (2020, 2019)  Piper Sandler & Co.’s “2021 FSG Top Ideas” 5 at June 30, 2021 *Included non interest bearing demand deposits (“DDA”)

Financial Highlights, cont’d How Esquire Succeeds Boldly 6 at June 30, 2021 *EPS – Diluted Earnings Per Share

Strong Growth Driven by Unique National Verticals How Esquire Succeeds Boldly Key Highlights  Strong growth in higher yielding loans  Stable low-cost deposit model  Equity to Assets of 12.73% 7 at June 30, 2021

Strong Revenue Growth How Esquire Succeeds Boldly Key Highlights  Strong net interest margin  Stable payment processing fee income 8 at June 30, 2021

 Stable low-cost deposit model  Strong commercial deposits franchise  DDA and escrow-based NOW accounts represent 43% and 36% of total deposits at June 30, 2021, respectively  Higher yielding variable rate commercial loans anchored by our litigation (attorney related) portfolio How Esquire Succeeds Boldly 9 Industry Leading Net Interest Margin at June 30, 2021 *Included noninterest bearing demand deposits (“DDA”)

Loan Portfolio Diversification with Focused Growth  Focused growth in higher yielding commercial loans with strong credit metrics  Selective multi-family loan growth with strong historical performance in the NY metro market How Esquire Succeeds Boldly 10 at June 30, 2021

 Approximately 51% of our loan portfolio is variable rate of which 87% have interest rate floor protection at June 30, 2021  Asset sensitive – estimated sensitivity of projected annualized net interest income (“NII”) up 100 and 200 basis point rate scenarios increases projected NII by 9.0% and 18.1%, respectively at December 31, 2020 Loan Portfolio Diversification with Focused Growth How Esquire Succeeds Boldly 11

Esquire’s Bold Opportunities New York City properties total $1.3 trillion in Market Value.* A Significant Growth Opportunity  Thoughtful in our property and borrower selection process  Minimal historical losses  Average debt-service coverage (“DSCR”) of 1.45x  Average loan-to-value (“LTV”) of 55%  Strong owner and operators with high quality net worth  CRE exposure is less than 200% of total capital plus the allowance for loan losses (“ALLL”) 12 *NYC Department of Finance publishes fiscal year 2022 tentative property tax assessment roll issued on January 15, 2021

Solid Credit Metrics, Asset Quality and ALLL Coverage How Esquire Succeeds Boldly 13 at June 30, 2021 *ALLL – Allowance for loan and lease losses

*Note: Excludes sweeps totaling $547 million Deposit Composition and Growth  DDA and NOW (escrow funds) deposits total 80% of total deposits, representing stable funding sources in various interest rate scenarios  Litigation and payment processing deposits represent 65% and 17% of total deposits at June 30, 2021, respectively  Off-balance sheet commercial litigation funds (“sweeps”) total $547 million at June 30, 2021, representing an additional source of funding  Commercial customers utilize our corporate cash management suite, including remote deposit capture (“RDC”) while leveraging our mobile banking application for personal banking, creating a highly efficient branchless platform How Esquire Succeeds Boldly 14

Strong Financial Metrics = Industry Leading Performance Recognized for Succeeding Boldly Raymond James’ #1 Top Performing Community Bank (2020, 2019) Piper Sandler & Co.’s FSG Top Ideas (2021, 2020) Consistent recognition of exemplary performance from the industry 2019 Bank and Thrift SM – All Stars 15

National Litigation Market Law firms need bold financial partners

The Esquire Competitive Advantage Esquire’s Bold Opportunities U.S. Litigation Market A Significant Growth Opportunity  U.S. Tort actions are estimated to consume 1.5-2.0% of U.S. GDP* annually or $429 billion**  Esquire does not compete with non-bank finance companies  Significant barriers to entry – management expertise, brand awareness, regulatory/compliance, and decades of experience 15-Year Industry Track Record Extensive Litigation Experience In-House Deep Relationships with Respected Firms Nationally Daily Resources and Research Cash Flow Lending Coupled with Borrowing Base or Asset Based Approach Tailoring unique products other banks do not offer Typically advancing more than traditional banks, on traditional banking terms 17 Key Highlights  $429 billion** Total Addressable Market (“TAM”) in litigation vertical  Esquire is a tailored, differentiated brand and thought leader in the litigation market *US Tort actions are estimated to consume 1.5-2.0% of U.S. GDP annually. – Towers Watson US Tort Trends **$429 billion estimated annual US tort costs by US Chamber of Commerce – US Chamber of Commerce IRL Costs and Compensation of US Tort System

Commercial Litigation (Law Firm) Loans  Full annual underwriting: 3 years financials and tax returns (business and personal)  Full case inventory valuation process  Collateral assignment of full case inventory  Diversity across law firm inventories and collateral  Personal guarantees  Average LTV of less than 20%  Average DSCR is typically greater than 1.70x  Average draws against committed and uncommitted line-of-credit (“LOC”) and case disbursement loans of 56%  Weighted average interest rate approximately 7%  Funded with low-cost litigation deposits  Litigation deposits to litigation loans drawn is 182% How Esquire Succeeds Boldly 18

Payment Processing Succeed Boldly with flexible payment options across several payment platforms

Esquire's *Bold Opportunities*

Payment Volume Trends – A Significant Growth Opportunity

at December 31, 2020 ($ in billions)

The payments industry grew nearly 3% from 2019 to 2020 to an estimated total payment volume of **$7.6 trillion**

2018-2019: +10.3% CAGR **2019-2020: +2.9% CAGR**



$8,000
$6,000
$4,000
$2,000
$0
$6,662
$280
$343
$778
$811
$725
$1,956
$1,769
2018
$7,347
$420
$367
$828
$910
$791
$2,089
$1,942
2019
$7,563
$562
$393
$693
$837
$908
$1,939
$2,231
2020
Visa
Visa Credit
Mastercard Debit
Mastercard Credit
American Express
Discover
Paypal

Sources: Company Financial Records,. Note: PayPal figures represent PayPal's estimated U.S. percent share of "Total Payment Volume" (TPV). PayPal volume includes volume from a bank account, a PayPal account balance, a PayPal Credit account, a credit or debit card or other stored value products such as coupons and gift cards. As such, some of this volume may be included in other networks as well. PayPal's classification in the payments industry ecosystem is varied/debated as it performs functions attributed to a payment network, an issuer, acquirer, etc., and its financial reporting does not directly align with other payment network reporting structures and methods. Discover volume includes Discover Network and Pulse Network transactions.

20

Independent Sales Organization (ISO) Model How Esquire Succeeds Boldly What is an ISO? ISO Responsibilities They Do  Merchant Vertical and Technology Focus  Sales Agent Model  Performs Initial Underwriting  Boards Merchant to Payment Processing Platform  Installation of Merchant Equipment  Manage Call Center for Merchant Clients  Merchant Risk and PCI Compliance Bank Responsibilities We Do  Robust Policies  Card Brand and Regulatory Compliance  Support Multiple Processing Systems  Assess ISO Verticals  Re-underwrite Merchant Applications  Utilize Industry Leading Risk Management Technology  Daily and Month End Risk and Compliance Management  Treasury Function for Merchant Clearing  Maintaining and Monitor ISO and Merchant Reserves (DDA) 21

 Currently servicing 60,000+ merchants across 50 states  Noninterest income, primarily payment processing fees, represents 34% of total revenue at June 30, 2021 How Esquire Succeeds Boldly *Payment processing CAGR is 62% 22 Strong Growth in Stable Noninterest Income at June 30, 2021

How Esquire Succeeds Boldly Key Highlights  Strong and stable DDA reserves  Protection from merchant chargebacks and returns 23 Protecting Our Company with Strong Payment Processing Reserves at June 30, 2021

High Tech, High Touch Growing boldly with financial technology for the future

Technology Driving Bold Success Client Centric Technology A Key Driver for Future Growth Website Artificial Intelligence* Marketing Sales Underwriting Onboarding Marketing Cloud AI to facilitate precision marketing and exponential customer acquisition across all verticals Website analytics, data enrichment and thought leadership content marketing Precision marketing – right offer right time Sales enablement, pipeline management and forecasting Underwriting efficiency & risk management / cash management and mobile banking / online applications Customer onboarding / core banking  Partnering with best-in-class software vendors and solutions, with custom development to service all verticals at the bank  Proprietary CRM built on Salesforce platform housing all client data touch points from prospect to boarding with a single client view, enabling high volume client acquisition strategies and excellence in client service SIGNATURE * Deployment of AI technologies applicable only to sales and marketing processes and not used as a decisioning tool for loan underwriting processes. 25

26 Digitally Transforming The Business of Law Aligning Law Firm Case Inventory Lifecycle to Customer Retention Client Incident Receive Intake Case Management Settlement/ Verdict Disbursement $ 1-3 Years (+) Products  Case Cost Loans  Working Capital and Term Loans  Qualified Settlement Loans (“QSF”)  Escrow Banking  QSF Settlement Services  Plaintiff Banking including Exclusive Prepaid Card Offering Technology  Esquire Insight – Case Management Technology  Commercial Cash Management  Case Cost Management  Online Applications  Thought Leadership - Digital Assets and Content 26

Large national markets primed for disruption: $429 billion for the litigation vertical and $7.6 trillion in the payment processing vertical Key Takeaways Why Esquire is Set to Succeed Boldly Tremendous untapped potential: Esquire’s current market share is a fraction of both national verticals We are thought leaders in the litigation vertical Differentiated and positioned for growth: With industry leading tailored products and state-of-the-art technology geared towards effective client acquisition 27

Succeeding Boldly Listed as ESQ Contact Information: Eric S. Bader Executive Vice President & Chief Operating Officer 516-535-2002 eric.bader@esqbank.com